                                                                                                       News Release

FOR IMMEDIATE RELEASE:

CONTACT:        Sandra K. Vollman
                Chief Financial Officer
                U.S. Can Corporation
                (630) 678-8000

                                      U.S. CAN REPORTS FOURTH QUARTER RESULTS

Lombard,  IL,  February 24, 2004-- U.S. Can reported that its net sales for its fourth  quarter ended  December 31,
2003 were $209.2 million  compared to $201.4 million for the  corresponding  period of 2002, a 3.9% increase.  Full year 2003 net sales  increased  3.3 % to $822.9  million  from $796.5  million  for 2002.  The  increases  for both periods  are  primarily  due to the  positive  foreign  currency  impact on sales made in  Europe,  offset by sales decreases in the Paint, Plastic & General Line and Custom & Specialty business segments.

For the fourth  quarter,  U.S.  Can  reported  gross  income of $20.6  million or 9.9% to sales,  compared to $24.4 million or 12.1% to sales in 2002.  Fourth  quarter 2002 gross  income  included a $2.5  million  one-time  pension income  adjustment  related  to its UK  defined  benefit  pension  plan.  The  remainder  of the  decrease  in 2003 primarily  relates to lower margins as a result of less  overhead  absorption  from lower  production  volume.  Our inventory  levels  finished $10 million lower than 2002 levels even though current year  international  inventories were  translated at higher  foreign  exchange  rates.  Full year 2003 gross income was $87.4  million  versus $86.1 million for 2002.  2003 gross margins were  positively  impacted by overhead cost  reductions  realized as a result of the  restructuring  initiatives,  which are now  complete.  These  positive  impacts  were  partially  offset by manufacturing  inefficiencies  in the United  Kingdom  caused by the  consolidation  of our Southall  operation and decreased production volumes due to improved inventory management as described above.

The  Company  has also  initiated  a customer  and product  line  profitability  review  within its German food can business.  As a result of this review,  the Company  intends to exit certain  unprofitable  customer  relationships and product  lines  (representing  less than 10% of  International  segment sales and less than 3% of total Company sales) during 2004. The Company will record  restructuring  charges related to these product line exits,  primarily employee severance, but has not yet quantified the amount of the charges.

Selling,  general  and  administrative  expenses  for the fourth  quarter of 2003 were flat  compared to the fourth quarter  of 2002 and were  $1.2  million  lower  for the  full  year.  The  2003  expense  decrease  was due to the positive results from Company-wide cost savings programs.

Fourth  quarter 2003  interest  expense was $13.6  million as compared to $13.4  million for the fourth  quarter of
2002,  and $54.4  million and $51.3  million  for the 2003 and 2002 annual  periods,  respectively.  2003  interest expense  reflects  higher  average  borrowings  as compared to 2002 and also reflects the July 22, 2003 issuance of
$125 million of 10 7/8% Senior  Secured  Notes due 2010 and the use of the proceeds to prepay $70.0 million of term loans and the reduction of borrowings  under the revolving  credit facility by $55.0 million.  The repayments under the  revolving  credit  facility  did not reduce the $110.0  million  amount  available  for  borrowings  under the facility.  The Notes  are  secured,  on a second  priority  basis,  by  substantially  all of the  collateral  that currently secures the Company's Senior Secured Credit Facility.

Bank  financing  fees for the fourth  quarter of 2003 were $1.6  million as compared to $1.0 million for the fourth quarter of 2002,  and $6.1 million and $4.1 million for the 2003 and 2002 year to date periods,  respectively.  The
2003  increases  are due to $1.5 million of fees  incurred and expensed by the Company to amend its Senior  Secured
Credit  Facility in connection with the above  transactions.  In addition,  the Company  incurred fees and expenses related to the offering and senior  secured credit  facility  amendment that will be amortized over the life of the applicable  borrowings.  The  amortization of these fees and all other deferred  financing fees is included in Bank
Financing Fees.

Income tax expense was $0.4 million for the fourth  quarter of 2003 versus $42.1 million for the fourth  quarter of
2002.  Full year 2003  income tax  expense  was $3.1  million  versus  $37.6  million  for 2002.  During the fourth quarter of 2002,  the Company  recorded a valuation  allowance  as it could not  conclude  that it was "more likely than not" that all of the  deferred  tax  assets of certain  of its  foreign  operations  will be  realized  in the foreseeable  future.  Accordingly,  in 2003 the Company did not record an income tax benefit related to 2003 losses of those operations.

In 2002,  in connection  with the adoption of Statement of Financial  Accounting  Standards  No. 142,  Goodwill and
Other Intangible  Assets,  the Company recorded a net of tax,  non-cash  impairment charge of $18.3 million for the
Custom & Specialty and  International  segments.  The impairment  charge had no impact on compliance with covenants under lending agreements.

The net loss before  preferred  stock  dividends was $4.2 million for the fourth  quarter  2003,  compared to a net loss of $45.0  million for the fourth  quarter 2002.  The net loss before  preferred  stock  dividends for 2003 was
$13.5 million compared to $71.8 million for 2002.

Earnings before interest,  taxes,  depreciation,  amortization,  special charges relating to our restructurings and certain other  charges and expenses,  as defined under the terms of our Senior  Secured  Credit  Facility  ("Credit
Facility  EBITDA") was $19.7  million for the fourth  quarter of 2003 and $22.9  million for the fourth  quarter of
2002.  Total 2003 Credit  Facility  EBITDA was $84.4 million for 2003, an increase of $2.7 million  versus the same period of 2002.  The Company  considers  Credit  Facility  EBITDA to be a useful  measure of its current  financial performance  and its ability to incur and service debt. In addition,  Credit  Facility  EBITDA is a measure used to determine the Company's  compliance  with its Senior Secured Credit  Facility.  The most directly  comparable  GAAP financial  measure to Credit  Facility EBITDA is net loss from operations  before  cumulative  effect of accounting change.  Below  is a  quantitative  reconciliation  of  the  loss  from  operations  before  cumulative  effect  of accounting change to Credit Facility EBITDA.

                                                           4th Quarter                        YTD
                                                  ------------------------------ ------------------------------
                                                       2003           2002            2003           2002
                                                  ------------------------------ ------------------------------
                                                                         (In millions)
Net Loss Before Cumulative Effect of Accounting
Change                                                 $   (4.2)      $  (45.0)       $  (13.5)      $  (53.5)

Plus:  Income Tax Provision                            0.4                 42.1             3.1           37.6

Plus:  Interest Expense                           13.6                     13.4            54.4           51.3
Plus:  Bank Financing Fees                                                                  6.1
                                                  1.6 1.65       1.0                               4.1   4.1.0

Plus:  Depreciation and Amortization                   8.8                  7.7            33.7           32.0
Plus:  Special Charges                                     (0.2)            3.6             0.6            8.7
Plus:  Other Add-backs as Specified in Lending
Agreement                                                  (0.3)            0.1        -                   1.5
                                                  ------------------------------ ------------------------------

Credit Facility EBITDA                            $        19.7  $        22.9   $        84.4  $        81.7
                                                  ============================== ==============================

At year-end 2003,  $42.1 million had been borrowed  under the $110.0  million  revolving loan portion of the Senior
Secured  Credit  Facility.  Letters  of Credit  of $13.3  million  were also  outstanding  securing  the  Company's obligations  under  various  insurance  programs  and other  contractual  agreements.  In addition,  the  Company's reported cash balance was $23.5 million.

On November 13, 2003,  the  Company's  subsidiary,  May  Verpackungen  ("May"),  finalized  the terms of a two-year accounts  receivable  factoring  arrangement.  Under the terms of the  agreement,  May is  factoring  its  customer accounts  receivable,  subject to a maximum of(euro)12.0  million of  receivables.  May received its initial draw under the factoring  agreement in December 2003 and used a portion of this draw to repay all of its borrowings  under two bank  facilities.  In addition,  one of May's lenders  agreed to extend the existing  facility for borrowings up to
(euro)1.3 million through June 30, 2004.

As permitted  under its  borrowing  agreements,  during the fourth  quarter of 2003,  the Company  repurchased  and cancelled $3.3 million of its 12 3/8% Senior  Subordinated  Notes due 2010. The notes were  repurchased on the open market at a slight  discount and the  repurchase  was funded from cash on hand.  Based on its year-end  senior debt to Credit  Facility EBITDA  position,  the company will be unable to repurchase  additional  notes during the first quarter of 2004.

U.S. Can  Corporation is a leading  manufacturer  of steel  containers for personal  care,  household,  automotive, paint and industrial  products in the United States and Europe, as well as plastic  containers in the United States and food cans in Europe.

Certain  statements  in this  release  constitute  "forward-looking  statements"  within the meaning of the Federal securities laws. Such statements  involve known and unknown risks and  uncertainties  which may cause the Company's actual  results,  performance  or  achievements  to be materially  different  than future  results,  performance or achievements  expressed  or implied in this  release.  By way of example and not  limitation  and in no  particular order, known risks and uncertainties  include our substantial debt and ability to generate  sufficient cash flow to service  this  debt;  the  timing  and  cost of  plant  closures;  the  level of cost  reduction  achieved  through restructuring;  the success of new  technology;  the timing of, and  synergies  achieved  through,  integration  of acquisitions;  changes in market  conditions or product  demand;  loss of important  customers or volume;  downward product  price  movements;  changes in raw material  costs and currency  fluctuations.  In light of these and other risks and uncertainties,  the inclusion of a forward-looking  statement in this release should not be regarded as a representation by the Company that any future results, performance or achievements will be attained.

                                                       # # #
                                              http://www.uscanco.com

                                                    U.S. CAN CORPORATION
                                                  STATEMENTS OF OPERATIONS
                                                        (Unaudited)
                                                   (Dollars in Thousands)

                                                          For the Three Months Ended             For the Year Ended
                                                       ----------------------------------------------------------------------
                                                         December 31,     December 31,   December 31, 2003 December 31, 2002
                                                             2003             2002
                                                       ----------------------------------------------------------------------

Net Sales                                               $    209,186     $    201,364     $    822,896      $    796,500

Cost of Goods Sold                                            188,541          176,920          735,472           710,395
                                                       ----------------------------------------------------------------------

Gross Income                                                    20,645           24,444           87,424            86,105

Selling, General and Administrative Expenses                      9,499            9,282          36,665            37,853

Special Charges
                                                       (218)            3,634                          612            8,705
                                                       ----------------------------------------------------------------------

Operating Income                                                11,364           11,528           50,147            39,547

Interest Expense                                                13,568           13,391           54,444            51,333

                                                                                                                      4,051
Bank Financing Fees                                               1,583            1,014            6,118
                                                       ----------------------------------------------------------------------

Loss From Operations Before Income Taxes
                                                       (3,787)          (2,877)                   (10,415)        (15,837)

Provision for Income Taxes                                          398           42,110             3,105          37,637
                                                       ----------------------------------------------------------------------

Net Loss Before Cumulative Effect of Accounting Change
                                                       (4,185)          (44,987)                  (13,520)         (53,474)

Cumulative Effect of Accounting Change, net of tax
                                                       -                -                -                         (18,302)
                                                       ----------------------------------------------------------------------

Net Loss Before Preferred Stock Dividends                       (4,185) (44,987)                 (13,520)          (71,776)

Preferred Stock Dividends                                       (3,690) (3,308)                  (13,821)          (12,521)
                                                       ----------------------------------------------------------------------

                                                                         $
     Net Loss                                           $       (7,875) (48,295)          $     (27,341)    $     (84,297)
                                                       ======================================================================

                                             U.S. CAN CORPORATION
                                                BALANCE SHEETS
                                       AS OF DECEMBER 31, 2003 and 2002
                                                  (Unaudited)
                                            (Dollars in Thousands)

                                                                       December 31,           December 31,
                                                                           2003                   2002
                                                                  ----------------------------------------------
ASSETS

Current Assets                                                     $        221,096       $        229,607

Property, Plant and Equipment                                                243,373                 241,674

Noncurrent Assets                                                            112,719                 107,545
                                                                  ----------------------------------------------

Total Assets                                                       $        577,188       $        578,826
                                                                  ==============================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities                                                $         163,308      $        185,084

Long-Term Debt                                                                535,767                523,529

Long-Term Liabilities                                                           77,063                 80,926

Preferred Stock                                                               146,954                133,133

Stockholders' Equity                                                        (345,904)              (343,846)
                                                                  ----------------------------------------------

Total Liabilities and Stockholders' Equity                         $        577,188       $        578,826
                                                                  ==============================================